SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
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TRAILER BRIDGE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRAILER BRIDGE, INC.

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Trailer Bridge, Inc.:

The Annual Meeting of Stockholders of Trailer Bridge, Inc., a Delaware corporation (the “Company”), will be held at the Company’s New York office at 1120 Avenue of the Americas, Suite 1503, New York, NY 10036, at 10:00 am on Wednesday, June 13, 2007 for the following purposes:

(1) To elect seven directors of the Company to hold office until the next Annual Meeting of Stockholders;

(2) To amend the Company’s Stock Incentive Plan; and

(3) To transact such other business as may properly be presented at the annual meeting or any adjournment thereof.

A proxy statement with respect to the annual meeting accompanies and forms a part of this Notice. The Company’s Annual Report to Stockholders for the year ended December 31, 2006 also accompanies this Notice.

The Board of Directors has fixed the close of business on April 18, 2007, as the record date for determining stockholders entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof. Each holder of shares of the Company’s Common Stock is entitled to one (1) vote for each share of Common Stock held on the record date.

By order of the Board of Directors,

WILLIAM G. GOTIMER, JR.
Executive Vice President,
General Counsel and Secretary

Jacksonville, Florida
May 7, 2007

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER
OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING.

TRAILER BRIDGE, INC.
10405 NEW BERLIN ROAD EAST
JACKSONVILLE, FLORIDA 32226

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Trailer Bridge, Inc., a Delaware corporation (the “Company”), of proxies for use at the 2007 annual meeting of Stockholders of the Company to be held on Wednesday, June 13, 2007, and any adjournment thereof (the “Annual Meeting”). This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about May 7, 2007.

The Company’s common stock, $.01 par value (the “Common Stock”) is the only issued and outstanding class of common stock. Only stockholders of record at the close of business on April 18, 2007 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 11,789,834 shares of Common Stock outstanding and entitled to vote.

VOTING RIGHTS AND PROCEDURES

Shares represented by an effective proxy given by a stockholder will be voted as directed by the stockholder. If a properly signed proxy form is returned to the Company and is not marked, it will be voted in accordance with the recommendation of the Board of Directors on all proposals. A stockholder giving a proxy may revoke it at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company, by executing a later dated proxy or by attending the Annual Meeting and voting in person.

Each share of Common Stock is entitled to one (1) vote. The holders of a majority of the shares, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not present or represented at the Annual Meeting for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and such election inspectors will determine whether or not a quorum is present.

The Board of Directors knows of no matters to be presented at the Annual Meeting other than those set forth in the Notice of 2007 Annual Meeting of Stockholders enclosed herewith. However, if any other matters do come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion. Any such other matter will require for its approval the affirmative vote of the holders of Common Stock having a majority of the votes present in person or represented by proxy at the Annual Meeting, provided a quorum is present, or such greater vote as may be required under the Company’s Certificate of Incorporation, the Company’s By-laws or applicable law. A list of stockholders as of the record date will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting at the Company’s offices in Jacksonville.

The Company does not have a formal policy requiring directors to attend annual meetings. Six directors attended the 2006 annual meeting.

ELECTION OF DIRECTORS

The number of directors of the Company, as determined by the Board of Directors under Article III of the Company’s By-laws, is currently seven. Each director holds office until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, provided a quorum is present. Stockholders are not allowed to cumulate their votes in the election of directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no effect on the outcome of the election.

The nominees for whom the enclosed proxy is intended to be voted are set forth below. Each nominee for election as director serves as a director of the Company as of the date of this Proxy Statement. It is not contemplated that any of these nominees will be unavailable for election, but if such a situation should arise, the proxy will be voted in accordance with the best judgment of the proxy holder for such person or persons as may be designated by the Board of Directors.

A majority of the Company’s Board of Directors are independent, as defined by NASDAQ. The Board of Directors has determined that Nickel van Reesema, Peter Shaerf, Allen L. Stevens and Robert P. Burke, each of whom is standing for re-election at the Annual Meeting, qualify as independent directors, as defined by NASDAQ.

Nominees for Election as Directors

Name	Age	Business Experience During Past Five Years and Other Information

John D. McCown	52

Mr. McCown, a director since 1991, has served as the Chairman of the Board and Chief Executive Officer of Trailer Bridge since 1995. Prior to 1995, Mr. McCown was Vice President of the Company. In addition to his role at Trailer Bridge, he was Formerly President, Chief Executive Officer and a director of affiliate Kadampanattu Corp. He was also a director of Purcell Co., Inc., an affiliate, from 1992 to 2004. Mr. McCown worked with Malcom P. McLean, the founder of Trailer Bridge, in various capacities since 1980 and was co-executor of his Estate from 2001 to 2004. Prior to his involvement in the transportation field, he was a national accounts corporate loan officer for a New York City bank. Mr. McCown is a graduate of Harvard Business School (Master in Business Administration, 1980), Louisiana State University (Bachelor in Business Administration, 1975) and Marion Military Institute (Associate in Business Administration, 1974). Mr. McCown currently serves as a director of Firstmark Corporation, an aerospace company in Richmond, Virginia and as a member of the Business Advisory Committee of the Transportation Center at Northwestern University.

Malcom P. McLean Jr.(1)	55

Mr. McLean, a director since May 2002, is the owner of MPM Investments and the President of MPM Properties, Inc., a commercial real estate development company in Alabama. Since 1987, he has owned and managed various businesses in the restaurant and real estate field. From 1978 to 1986, Mr. McLean worked in various capacities at U.S. Lines, Inc., a large international container shipping company, where he was President from 1984 to 1986. Mr. McLean is the son of the late founder of Trailer Bridge and the brother-in-law of Greggory B. Mendenhall. He was also a director of Kadampanattu Corp.

Greggory B. Mendenhall(1)	62

Mr. Mendenhall, a director since May 2002, is special counsel with the law firm of Sheppard, Mullin, Richter & Hampton LLP. Prior to 2003 he was managing partner of the New York office of Schnader Harrison Segal & Lewis LLP, where he had practiced law for more than ten years. Mr. Mendenhall worked at U.S. Lines, a large international container shipping company, where he was Vice President, Marine Operations from 1980-1986. Mr. Mendenhall has been involved in the maritime industry since 1980 and currently represents various companies in the industry. Mr. Mendenhall has a JD from The George Washington University Law School and a BA from Brigham Young University. Mr. Mendenhall was formerly the President of Kadampanattu Corp. and his spouse was a director of Kadampanattu Corp.

Robert P. Burke	48

Mr. Burke became a director in August 2005. Mr. Burke is currently CEO of Chembulk Management, an owner and operator of a fleet of modern chemical tankers. Prior to that, Mr. Burke was CEO of Great Circle Capital from 2000-2005, a $120 million private equity firm specializing in marine transportation investments that are funded by the Overseas Private Investment Corporation, an independent development agency, and private investors. Prior to Great Circle, Mr. Burke was a Managing Director at GE Capital, in charge of their Marine Transportation Group. Mr. Burke serves on the Audit, Nominating and Compensation Committees. Mr. Burke is a graduate of the U.S. Merchant Marine Academy at Kings Point, N.Y. and has a MBA from Columbia Business School.

Nominees for Election as Directors (continued)

Name	Age	Business Experience During Past Five Years and Other Information

Peter S. Shaerf	52

Mr. Shaerf, a director since April 19, 2002, is Managing Director of AMA Capital Partners LLC, an investment bank specializing in the maritime industry. From 1998 until April 2002, Mr. Shaerf was Managing Director of Poseidon Capital Corp., an independent maritime consulting and investment company. Since 1980, he has been a partner of The Commonwealth Group, a brokerage and consulting company that specializes in the liner shipping industry. Mr. Shaerf currently serves as a director of General Maritime Corp (NYSE), Seaspan Corporation and TBS International. Mr. Schaerf is a Director of the Containerisation and Intermodal Institute and Vice-Chairman of the government-sponsored Short Sea Shipping Cooperative. Mr. Schaerf has a BA in international business from London Guildhall University. Mr. Shaerf serves on the Compensation, Audit and Nominating Committees.

Allen L. Stevens	63

Mr. Stevens, a director since May 2002, owns and manages several private companies with interests in shipbuilding, grain handling and real estate. Mr. Stevens has been involved in the maritime industry for over 30 years, initially in the financial planning area at Sea-Land Service and subsequently as Chief Financial Officer and board member at McLean Industries, Inc., a large holding company with interests in container shipping and real estate. Mr. Stevens also serves as a partner of Club Quarters, an urban business hotel entity he helped co-found. He is a graduate of the University of Michigan and Harvard Law School. Mr. Stevens is a director of Subsea 7, Inc., a public company trading on the Oslo Stock Exchange, providing worldwide underwater construction services to the oil and gas industry. Mr. Stevens serves on the Compensation, Audit and Nominating Committees.

Nickel van Reesema	57

Mr. van Reesema, a director since June 2001, is the President and principal owner of Strong Vessel Operators, LLC, formerly Van Ommeren Shipping (USA) LLC, a U.S. flag ship owning company based in Stamford, Connecticut. Mr. van Reesema joined Royal Van Ommeren in The Netherlands in 1973 and became President of its U.S. subsidiary in 1979. He became a U.S. citizen in 1989 and with other management purchased VOSUSA in 1997. Mr. van Reesema is also the Chief Operating Officer of Pasha Hawaii Transport Lines LLC, which owns and operates a United States-flagged 4,300 PCTC engaged in trading between the United States mainland and Hawaii. Mr. van Reesema serves on both the Compensation and Nominating Committees.

(1) Mr. Mendenhall and Mr. McLean are brothers-in-law.

The Board of Directors recommends that the stockholders vote FOR the election of each nominee for director named above.

EXECUTIVE OFFICERS OF THE COMPANY

Executive officers of the Company serve at the will of the Board of Directors. The executive officers of the Company are as follows:

NAME	AGE	POSITION

John D. McCown	52	Chairman of the Board and Chief Executive Officer

Ralph W. Heim	60	President and Chief Operating Officer

William G. Gotimer, Jr.	47	Executive Vice President, General Counsel and Secretary

Adam E. Gawrysh, Jr.	40	Vice President of Inland Transportation

David A. Miskowiec	59	Vice President of Sales

J. Edward Morley	59	Vice President of Operations

Mark A. Tanner	55	Vice President of Administration and Chief Financial Officer

Robert van Dijk	60	Vice President of Pricing

Mr. Heim has served as President since November 1995 and Chief Operating Officer since January 1992. From May 1991 until November 1995, Mr. Heim served as Vice President of the Company. Prior to joining Trailer Bridge in 1991, Mr. Heim worked at Crowley Maritime Corporation for five years in various operating capacities primarily related to its Puerto Rico service. His other transportation experience includes more than 15 years with Sea-Land, Puerto Rico Marine Management and U.S. Lines in diverse domestic and international assignments. Mr. Heim graduated from Jacksonville University with a B.S. in Business Management.

Mr. Gotimer was appointed Executive Vice President in April 2003 and has served as General Counsel since 1991. Mr. Gotimer served as a director of the Company from 2001 to August 2005. Prior to the Company’s purchase of Kadampanattu Corp. in December 2004, he was a director, Vice President and General Counsel of Kadampanattu Corp. His previous experience includes legal counsel with British Airways, Plc., Pan American World Airways and McLean Industries. Mr. Gotimer has an LLM degree in Taxation from New York University School of Law and both a JD and B.S. degree in accounting from St. John’s University.

Mr. Gawrysh has served as Vice President Inland Operations since September 2005 and directs all inland transportation operations. Prior to joining Trailer Bridge in 1992, Mr. Gawrysh spent three years in various sales positions with several less than truckload transportation companies. Since joining Trailer Bridge he has held positions in the sales and inland transportation areas. Mr. Gawrysh graduated from Western Illinois University with a Bachelor of Science.

Mr. Miskowiec has served as Vice President of Sales since November 1998. Prior to joining Trailer Bridge in 1997, Mr. Miskowiec worked at Crowley American Transport where he held a variety of sales and management positions. From 1994 until 1997 he served Crowley American Transport in various capacities including as Director of Corporate Accounts, Director of Puerto Rico Trade and Area Manager Commodity Sales. Mr. Miskowiec graduated from the University of Minnesota with a B.A. in Political Science.

Mr. Morley has served as Vice President of Operations since July 1992 and is responsible for marine and terminal operations. Prior to joining Trailer Bridge in 1991, Mr. Morley was with Sea-Land where he was responsible for operations in Puerto Rico from 1990 to 1991.

Mr. Tanner, a CPA, has served as Vice President of Administration and Chief Financial Officer since January 1992. Mr. Tanner joined Trailer Bridge in 1991 from Crowley Maritime Corporation where he held various financial management positions for over four years. His prior experience includes three years as Manager of Corporate Planning and Development for a large publicly held company and five years experience in public accounting. Mr. Tanner graduated from the University of North Florida with a B.B.A. degree in accounting.

Mr. van Dijk has served as Vice President of Pricing since July 1992 and directs all pricing related activities. Prior to joining Trailer Bridge in 1991, Mr. van Dijk worked for Crowley Maritime Corporation, where he directed pricing for the Puerto Rico service. Mr. van Dijk’s pricing related experience includes over 30 years with American Transport, U.S. Lines, Weyerhauser Shipping, Sea-Land and Holland America Lines.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as well as to directors, officers and employees generally. The code of ethics is available on the Company’s website at www.trailerbridge.com. The Company intends to disclose any amendments to, or waivers of, its code of ethics on its website.

MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. During the year ended December 31, 2006, the Board of Directors met six times, the Audit Committee met four times, and the Nominating and Compensation Committees met once each. During 2006, all directors, other than Mr. Shaerf attended at least 75% of the meetings of the Board of Directors and of the committees thereof on which they served.

The Board of Directors established a Nominating Committee in 2006. Messrs. Burke, Shaerf, Stevens and van Reesema, each of whom is independent under NASDAQ rules, serve on the Nominating Committee. The Nominating Committee operates under a written charter, which was included as Appendix B to the Company’s proxy statement for its annual meeting of stockholders last year.

The Board of Directors, with the concurrence of the Nominating Committee, will consider written recommendations from shareholders for nominees for director. Shareholders wishing to submit names for consideration should submit the following to the Corporate Secretary, at the Company’s address as set forth on page one of this proxy statement:

* Biographical information about the candidate and a statement about his or her qualifications;

* Any other information required to be disclosed about the candidate under the Securities and Exchange Commission’s proxy rules (including the candidate’s written consent to being named in the proxy statement and to serve as a director, if nominated and elected); and

* The names and addresses of the shareholder(s) recommending the candidate for consideration and the number of shares of Common Stock beneficially owned by each.

Stockholders should submit written recommendations in the time frame described under the caption “Stockholder Proposals and Communications with the Board of Directors” below.

The Board of Directors, with the concurrence of the Nominating Committee, will apply the same criteria to all candidates it considers including any candidates submitted by stockholders. These criteria include independence, personal integrity, leadership skills, strategic thinking, education, professional experience, professional reputation, willingness to make a time commitment, and breadth of knowledge about matters affecting Trailer Bridge and its industry. There are no stated minimum criteria for director nominees. Rather, the Board of Directors, of the Nominating Committee, will look for skills and experience that will complement the board’s existing make-up.

The Nominating Committee evaluates incumbent directors to determine whether they should be nominated to stand for re-election, based on the types of criteria outlined above as well as the directors’ contributions to the board during their current term. All nominees for 2007 are incumbent directors. When vacancies develop, the Nominating Committee will solicit input regarding potential new candidates from a variety of sources, including existing directors and senior management. The Nominating Committee will evaluate potential candidates based on their biographical information and qualifications and also may arrange personal interviews of qualified candidates by one or more board members, including independent members and senior management.

The duties of the Audit Committee, which operates under a written charter adopted by the Board of Directors, are to oversee the Company’s internal control structure; review the Company’s financial statements and other financial information to be included in the Company’s 10-K and annual report to stockholders; select the independent auditors for the Company; and review the Company’s annual audit plan, among other things. The Audit Committee is comprised of Allen L. Stevens, who acts as its Chairman, Robert P. Burke, and Peter Shaerf, each of whom is “independent” under NASDAQ rules. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

The duties of the Compensation Committee, which does not currently operate under a written charter, are to make recommendations to the Board of Directors concerning the salaries of the Company’s officers; to exercise the authority of the Board of Directors concerning the Company’s Incentive Stock Plan; and to advise the Board of Directors on other compensation and benefit matters. The members of the Compensation Committee are Messrs. Stevens, van Reesema, Burke and Shaerf. Mr. Shaerf acts as Chairman of the Compensation Committee.

OWNERSHIP OF THE CAPITAL STOCK OF THE COMPANY

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned by (i) each director or nominee for director of the Company, (ii) the executive officers of the Company, (iii) all directors, nominees and executive officers of the Company as a group, and (iv) based on information available to the Company and a review of statements filed with the Commission pursuant to Section 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), each person that owns beneficially (directly or together with affiliates) more than 5% of the Common Stock as of April 18, 2007. The Company believes that each individual or entity named has sole investment and voting power with respect to shares of the Common Stock indicated as beneficially owned by them, except as otherwise noted.

					Common Stock
			Right to		and Right to		Percent of
	Outstanding		Acquire		Acquire		Outstanding
Name(1)	Common Stock		Common Stock		Common Stock	Percent(2)	Voting Stock

John D. McCown	1,576,200	(7)	—		1,576,200	13.4%	13.4%
Greggory B. Mendenhall	1,480,935	(8)	—		1,480,935	12.6%	12.6%
Malcom P. McLean, Jr.	1,457,594	(9)	—		1,457,594	12.4%	12.4%
Nancy McLean Parker	1,438,923		—		1,438,923	12.2%	12.2%
Clara L. McLean	1,334,500		—		1,334,500	11.3%	11.3%
Irena Z. McLean(3)(4)	1,019,952		—		1,019,952	8.7%	8.7%
William G. Gotimer, Jr.	71,442	(10)	152,425	(5)	223,867	1.9%	*
Ralph W. Heim	31,100		352,575	(5)	383,675	3.2%	*
Mark A. Tanner	15,100	(11)	153,425	(5)	168,525	1.4%	*
J. Edward Morley	5,400		148,425	(5)	153,825	1.3%	*
Robert Van Dijk	5,100		148,425	(5)	153,525	1.3%	*
David A. Miskowiec	5,100		88,978	(5)	94,078	*	*
Adam E. Gawrysh, Jr.	100		12,991	(5)	13,091	*	*
Rober P. Burke	19,000		—		19,000	*	*
Nickel van Reesema	—		10,000	(6)	10,000	*	*
Peter S. Shaerf	—		7,389	(6)	7,389	*	*
Allen L. Stevens	97,000	(12)	—		97,000	*	*
All directors, nominees and executive officers as a group (14 persons)	4,764,071		1,074,633		5,838,704	49.6%	40.4%

* Less than 1%

No shares have been pledged as security by directors, nominees or executive officers except as noted below.

(1) The address of each 5% owner is 10405 New Berlin Road E., Jacksonville, Florida 32226 unless otherwise shown in notes to the table.

(2) The percentages in this column have been computed in accordance with Rule 13d-3 under the Exchange Act. Therefore, the percentages assume the acquisition by the person shown (but not by anyone else) of shares issuable upon exercise of stock options that are presently exercisable or become exercisable within 60 days.

(3) The address of Irena Z. McLean is c/o McCullough, Goldberg & Staudt, LLP, 1311 Mamaroneck Avenue, Suite 340, White Plains, New York 10605.

(4) Includes 294,952 shares that are held by a trust for the benefit of her nieces and nephews under Paragraph J of Article III of the Last Will and Testament of Malcom P. McLean, of which Irena Z. McLean is trustee. As trustee of the trust, Irena Z. McLean has sole voting and dispositive power over these shares. However, Mrs. McLean expressly disclaims beneficial ownership of these shares.

(5) Consists of options to acquire shares under the Company’s Incentive Stock Plan that are presently exercisable or become exercisable within 60 days.

(6) Consists of options to acquire shares under the Company’s Non-Employee Incentive Stock Plan that are presently exercisable or become exercisable within 60 days.

(7) 359,000 of the shares beneficially owned have been pledged as security for a margin account.

(8) 1,438,923 of the shares beneficially owned have been pledged as security for a margin account.

(9) 1,443,922 of the shares beneficially owned have been pledged as security for a margin account.

(10) 49,838 of the shares beneficially owned have been pledged as security for a margin account.

(11) 13,100 of the shares beneficially owned have been pledged as security for a margin account.

(12) 11,150 of the shares beneficially owned have been pledged as security for a margin account.

While the Company does not have a formal stock ownership policy for officers and directors, it encourages stock ownership as a means of aligning the interests of management and shareholders. As shown in the following table, including and since the Company’s initial public offering in July, 1997, officers and directors have purchased a total of 460,953 shares in 353 open market transactions, and sold 11,711 shares in 4 open market transactions, since the Company’s initial public offering in July 1997. Purchases have generally occurred every month since November, 1998.

Year	Shares Purchased	Shares Sold

1997	4,400	—
1998	64,402	—
1999	38,536	—
2000	149,654	—
2001	26,400	—
2002	87,800	4,100
2003	32,350	—
2004	23,511	2,611
2005	8,700	—
2006	20,000	—
YTD 2007	5,200	5,000

All Years	460,953	11,711

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten-percent stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2006 all applicable Section 16(a) filing requirements were complied with by the officers, directors, and greater than ten-percent beneficial owners.

COMPENSATION DISCUSSION AND ANALYSIS

Overall Policy Regarding Executive Compensation

The Compensation Committee reviews and establishes, subject to approval of our Board of Directors, the compensation arrangements for our Chief Executive Officer and the other executive officers of the Company, including salaries, an incentive bonus plan, discretionary bonuses and grants of stock options under the company’s Stock Incentive Plan.

Our compensation structure for executive officers generally includes fixed and performance variable components: salary, bonus, and stock option awards under our Stock Incentive Plan. The Company also offers a 401(k) company match component to its employees.

Compensation Objectives and Philosophy

The design and operation of our compensation structure reflect the following objectives:

•	Recruiting and retaining talented leadership;

•	Implementing measurable individual annual performance targets and goals

•	Correlating compensation more closely with stockholder value; and

•	Emphasizing at risk and performance-based compensation, progressively weighted with level of responsibility.

The principal components of our compensation program are base salary, annual incentive bonuses, discretionary bonuses and long-term incentive awards in the form of stock options. We blend these elements in order to formulate compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, and align the interests of our executive officers and other senior personnel with those of our stockholders. The Company’s policies with respect to each of these components are discussed below.

Designing a Competitive Compensation Package

Our goal of successful recruitment and retention of leadership to manage the Company requires a competitive compensation package, involving salary, bonus opportunities, long-term incentive awards (traditionally in the form of stock option grants), profit sharing, a 401(k) retirement plan with a company match component, and various insurance benefits (including medical, life and disability). We emphasize: (1) fixed compensation elements of base salary and benefits; (2) variable cash compensation contingent on corporate performance; and (3) long-term incentive compensation payable in the form of equity compensation. Individual compensation will vary based on factors such as performance, job scope, abilities, tenure and retention risk. Compensation specific to the Named Executive Officers ((i) the Company’s Chief executive officer, (ii) the Company’s chief financial officer, and (iii) the three most highly compensated executive officers other than the chief executive officer and the chief financial officer (collectively, including the Company’s chief executive officer, the “Named Executive Officers”)) listed in the Summary Compensation Table is discussed later in this Proxy Statement.

Base Salaries

We provide our Named Executive Officers and other employees with base salary to compensate them for services rendered during the fiscal year. We determine base salaries for each Named Executive Officer based on his or her position and responsibility by using market data. During its review of base salaries for executive officers, the Committee primarily considers:

•	Industry relevant market data we collect from publicly available sources, including transportation industry company proxy statements;

•	Internal review of the executive officer’s compensation, both individually and relative to other executive officers; and

•	Individual performance of the executive officer.

Salary levels are typically considered annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries are based on management’s recommendation and the Committee’s assessment of the individual’s performance based on the individual’s achievement of annual performance goals and the Committee’s interaction with the individual. In general, in determining executive officers’ salaries, the Committee considers salaries provided by other transportation industry companies, which is derived from market comparisons with similarly-sized companies, including those companies with which we compete for executive talent, individual experience and prior service with us, level of responsibility and overall job performance. The Committee does not assign weights to these factors nor necessarily consider any one more important than the others.

The Committee reviews the performance of our Chief Executive Officer and, in determining his level of compensation for fiscal 2006 and 2007, in addition to consideration of industry comparisons and his individual overall job performance, has taken particular note of our performance in fiscal 2006 in the following key areas: leadership; operating performance; financial performance; and our overall growth and profitability. The Committee also takes into consideration general compensation levels in the United States and comparisons with all compensation levels within the Company. The Committee does not assign weights to these factors nor necessarily considers any one more important than the others.

The Compensation Committee increased base salaries for all executive officers other than the Company’s Chief Executive Officer for 2007 in varying amounts between $28,500 and $40,000. The Compensation Committee increased the base salary of the Company’s Chief Executive Officer by $75,000.

The base salaries of the Named Executive Officers are detailed in the Summary Compensation Table below.

Annual Incentive Compensation

The Committee and our senior executive officers structure annual incentive bonuses, which are payable only in cash, to reward executive officers and certain other members of management for attaining financial performance goals during the preceding fiscal year. The annual incentive compensation program is based upon a portion of the actual earnings before taxes as adjusted for certain items. The resulting incentive compensation is allocated among participating employees by assigning a certain number of points to each participant. The points under the annual incentive compensation program are determined by the Compensation Committee with consideration of the employee’s job position, length of service, and other factors. Annual incentive compensation totaling $513,834 was granted related to 2006 under this plan to approximately 75 participating employees. There were no discretionary bonuses paid to Named Executive officers related to 2006. No discretionary bonus was granted to any Executive Officer on 2006 performance. The annual incentive compensation of the Named Executives Officers is detailed in the Summary Compensation Table below.

Incentive Stock Plan Options

To promote our long-term objectives, equity awards are made to executive officers and other employees who are in a position to make a significant contribution to our long-term success. We currently make equity awards pursuant to our Stock Incentive Plan. Since equity awards may vest and grow in value over time, this component of our compensation plan is designed to reward performance over a sustained period. We intend for these awards to strengthen the focus of our executives and other key employees on managing our Company from the perspective of a person with an equity stake in our Company. The Compensation Committee believes that Mr. McCown, as a holder of a significant equity interest in Trailer Bridge, currently has significant incentive to promote the long-term growth of Trailer Bridge. Therefore, prior to 2006, he has not received any awards under our stock incentive plan. In 2006 Mr. McCown was granted options to purchase 50,000 shares under the plan. All stock option grants are subject to time-based vesting requirements.

The Company initially reserved 785,000 shares of common stock for issuance pursuant to the Plan to eligible employees under the Plan. In July 2000, the Board of Directors authorized an increase of 515,000 shares of common stock reserved under the Plan. In May 2006, the Board of directors authorized an increase of 500,000 shares of common stock reserved under the Plan. On December 20, 2006, the Company granted options to purchase 300,000 shares of the Company’s common stock under the Company’s Incentive Stock Plan. Options granted to executive officers are detailed in the tables below.

Overall Policy Regarding Director Compensation

The Company can use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve as non-management directors on the Board. Director compensation is reviewed annually by the Compensation Committee and changes are made to the total director compensation package when the Board determines that such changes are appropriate. The Compensation Committee believes that Directors McLean and Mendenhall, as holders of a significant equity interest in the Company, currently have significant incentive to promote the long-term growth of the Company. Therefore, prior to 2006, they have not received any compensation for serving on the board. In 2006, they each received $7,500 as compensation and in 2007 will each receive $15,000. Beginning January 1, 2007, directors who are not employees of the Company receive an annual retainer of $15,000 independent directors will receive an annual retainer of $20,000. In addition each member of the Audit and Compensation Committee will receive $10,000 for service on each committee. Each member of the nominating committee will receive $5,000. In addition to the above, the Chairman of the Audit Committee will receive an additional $15,000. Under the current configuration of the committees the Company’s board fees for 2007 are expected to be $215,000. Director fees for 2006 totaled $130,000.

Deferred Compensation

The Company maintains an Internal Revenue Service Code Section 401(k) Plan for all eligible employees. This 401(k) Plan covers substantially all employees in the United States. Participants are permitted to make contributions of up to 15% of their compensation, not to exceed certain limits. The Company makes matching contributions to the Plan at a rate not to exceed 3% of compensation as defined. The Company’s matching contributions to Named Executive Officers are detailed in footnote (2) to the Summary Compensation Table under “All Other Compensation” below.

Other Benefits and Perquisites

The Company provides a car allowance as well as an additional level of group term life insurance as perquisites to executive officers not available to all other salaried employees. The perquisites provided to Named Executive Officers are fully disclosed and described in footnote (2) to the Summary Compensation Table under “All Other Compensation” below.

Employment Agreements, Including Payments Upon Termination

John D. McCown, Jr. entered into an employment agreement relating to his service as Chairman of the Board of Directors and Chief Executive Officer of the Company, effective as of August 5, 2004. Under the employment agreement, Mr. McCown is responsible for the general and active management of the business and affairs of the Company, subject to the control of the Board of Directors.

The initial term of Mr. McCown’s employment agreement was two years and it is automatically renewed for one-year terms unless either party gives notice of non-renewal at least six months or more before the end of the current term. If the Company terminates Mr. McCown’s employment without cause, as that term is defined in the employment agreement, he may be entitled to receive 12 months severance pay at the time of his termination. The employment agreement states that Mr. McCown’s bonuses shall be determined by the Compensation Committee and that the target bonus which shall serve as a guidepost for the committee will be 100% of salary. Mr. McCown’s bonus has ranged from 3% to 26% of salary since 2004 as the Compensation Committee has exercised discretion.

Mr. McCown’s employment agreement also contains certain non-competition and non-solicitation covenants that run for nine months after the date that Mr. McCown’s employment with the Company terminates.

William G. Gotimer, Jr. entered into an employment agreement relating to his service as Vice President and General Counsel of the Company, effective as of April 5, 2002. Since that time he has been promoted to Executive Vice President, General Counsel and Secretary.

The initial term of Mr. Gotimer’s employment agreement was two years and it is automatically renewed for successive two-year terms. If the Company terminates Mr. Gotimer’s employment without cause or Mr. Gotimer terminates his employment for good reason, as those terms are defined in the employment agreement, he will be entitled to receive two years of his base salary, which is currently $297,500. This amount will not be subject to mitigation or reduction for other employment obtained during this period. In addition, Mr. Gotimer will be treated as continuing his employment during such two-year period for purposes of his stock options, including vesting and exercise provisions.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly traded company a federal income tax deduction for compensation in excess of $1.0 million paid to certain of its executive officers. The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) and believes that all such payments are fully tax deductible.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of the annual, long-term, and other compensation for services rendered to the Company for the years ended December 31, 2006, December 31, 2005 and December 31, 2004 paid or awarded to those persons who were, at December 31, 2006: (i) the Company’s chief executive officer, (ii) the Company’s chief financial officer, and (iii) the Company’s three most highly compensated executive officers other than the chief executive officer and the chief financial officer (collectively, including the Company’s chief executive officer, the “Named Executive Officers”).

				Option	All Other	Total
Name and		Salary	Bonus	Awards	Compensation	Compensation
Principal Position	Year	($)	($)(4)	($)(1)	($)(2)	($)

John D. McCown	2006	298,320	46,790	1,989	1,509	348,608
Chairman of the Board and	2005	298,320	76,453	—	1,509	376,282
CEO	2004	309,854	9,985	—	1,567	321,406

Mark A. Tanner	2006	137,500	49,290	12,598	15,220	214,608
Vice President of	2005	137,500	76,453	—	15,621	229,574
Administration and Chief	2004	142,789	9,985	—	14,534	167,308
Financial Officer

William G. Gotimer, Jr.(3)	2006	262,500	49,290	15,114	6,485	333,389
Executive Vice President and	2005	262,500	76,453	—	7,155	346,108
General Counsel	2004	152,404	9,985	—	5,192	167,581

Ralph W. Heim	2006	205,000	80,819	15,173	18,151	319,143
President and	2005	205,000	110,237	—	16,858	332,095
Chief Operating Officer	2004	212,885	17,247	—	16,984	247,116

Robert Van Dijk	2006	137,500	46,790	12,598	15,766	212,654
Vice President of	2005	137,500	61,453	—	16,091	215,044
Pricing	2004	142,789	9,985	—	15,095	167,869

(1) Option award amounts reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with Financial Accounting Standard No. 123R, Share-Based Payment for options granted in 2006 and prior years, if applicable. Assumptions used in calculating the fair market value of options granted are included in the footnotes to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

(2) Represents the Company’s matching contribution to the Company’s Section 401(k) deferred compensation plan, car allowance and excess group life insurance premiums, respectively, as follows: In 2006, Mr. McCown, $0, $0 and $1,509; Mr. Tanner, $5,359, $8,700 and $1,161; Mr. Gotimer, $5,630, $0 and $855; Mr. Heim, $6,600, $8,700 and $2,851 and Mr. van Dijk, $5,284, $8,700 and $1,782. In 2005, Mr. McCown, $0, $0 and $1,509; Mr. Tanner, $6,300, $8,700 and $621; Mr. Gotimer, $6,300, $0 and $855; Mr. Heim, $6,300, $8,700 and $1,858 and Mr. van Dijk, $6,230, $8,700 and $1,161. In 2004, Mr. McCown, $0, $0 and $1,567; Mr. Tanner, $4,854, $9,035 and $645; Mr. Gotimer, $4,771, $0 and $421; Mr. Heim, $6,020, $9,035 and $1,929 and Mr. van Dijk, $4,854, $9,035 and $1,206.

(3) The portion of Mr. Gotimer’s salary that was formerly paid by Kadampanattu Corp. in 2004 was paid directly by the Company after the Company’s purchase of Kadampanattu Corp.

(4) This column is based upon amounts earned during the fiscal period.

Option/SAR Grants in 2006 Fiscal Year

On December 20, 2006 the Company granted options to purchase 300,000 shares of the Company’s Common Stock under the Company’s Incentive Stock Plan. The following table sets forth the number of and information about stock options granted in fiscal 2006 to each of the executive officers of the Company.

Name	Date of Compensation Committee Action/ Grant Date (1)	All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)

John D. McCown	December 20, 2006	50,000	8.61	330,000

Mark A. Tanner	December 20, 2006	23,000	8.61	151,800

William G. Gotimer, Jr.	December 20, 2006	27,500	8.61	181,500

Ralph W. Heim	December 20, 2006	29,000	8.61	191,400

Robert Van Dijk	December 20, 2006	23,000	8.61	151,800

Adam E. Gawrysh, Jr.	December 20, 2006	27,500	8.61	181,500

David A. Miskowiec	December 20, 2006	23,000	8.61	151,800

J. Edward Morley	December 20, 2006	23,000	8.61	151,800

(1) Options granted shall vest equally over a period of five years from the date of grant, provided the employee is employed by the Company on each such anniversary date. Unexercised options granted shall expire ten years from the date of grant.

(2) This column represents the grant date fair value of stock options under SFAS 123R granted to each of the executive officers in 2006. The fair value was calculated using the Black-Scholes option-pricing model which takes into account volatility in the price of our stock, the risk-free interest rate, the estimated life of the award, the closing market price of our stock on the date of grant and the exercise price. The fair value shown for the stock option awards are accounted for in accordance with SFAS 123R. For additional information on the valuation assumptions, refer to note 10 of the Company’s financial statements filed on Form 10-K for the year ended December 31, 2006, as filed with the SEC.

Option/SAR Exercises in 2006 Fiscal Year

There were no options exercised by the Named Executive Officers during the year ended December 31, 2006.

Outstanding Equity Awards at 2006 Fiscal Year End

The following table sets forth the outstanding equity awards held by the executive officers of the Company at December 31, 2006.

Name	Number of Securities Underlying Unexercised Options - Exercisable (#)	Number of Securities Underlying Unexercised Options - Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

John D. McCown	—	50,000	—	8.61	12/20/16	(2)

	—	50,000	—

Mark A. Tanner	51,025	—	—	10.00	07/24/07
	20,000	—	—	10.00	01/16/08
	24,000	—	—	2.25	03/23/09
	38,400	—	—	2.84	07/25/10
	20,000	5,000	—	2.88	05/10/12	(1)
	—	23,000	—	8.61	12/20/16	(2)

	153,425	28,000	—

William G. Gotimer, Jr.	51,025	—	—	10.00	07/24/07
	15,000	—	—	10.00	01/16/08
	24,000	—	—	2.25	03/23/09
	38,400	—	—	2.84	07/25/10
	24,000	6,000	—	2.88	05/10/12	(1)
	—	27,500	—	8.61	12/20/16	(2)

	152,425	33,500	—

Ralph W. Heim	137,375	—	—	10.00	07/24/07
	40,000	—	—	10.00	01/16/08
	48,000	—	—	2.25	03/23/09
	103,200	—	—	2.84	07/25/10
	24,000	6,000	—	2.88	05/10/12	(1)
	—	29,000	—	8.61	12/20/16	(2)

	352,575	35,000	—

Robert Van Dijk	51,025	—	—	10.00	07/24/07
	15,000	—	—	10.00	01/16/08
	24,000	—	—	2.25	03/23/09
	38,400	—	—	2.84	07/25/10
	20,000	5,000	—	2.88	05/10/12	(1)
	—	23,000	—	8.61	12/20/16	(2)

	148,425	28,000	—

Adam E. Gawrysh, Jr.	1,291	—	—	10.00	07/24/07
	—	—	—	10.00	01/16/08
	500	—	—	2.25	03/23/09
	1,600	—	—	2.84	07/25/10
	9,600	2,400	—	2.88	05/10/12	(1)
	—	27,500	—	8.61	12/20/16	(2)

	12,991	29,900	—

Name	Number of Securities Underlying Unexercised Options - Exercisable (#)	Number of Securities Underlying Unexercised Options - Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

David A. Miskowiec	2,578	—	—	10.00	07/24/07
	—	—	—	10.00	01/16/08
	28,000	—	—	2.25	03/23/09
	38,400	—	—	2.84	07/25/10
	20,000	5,000	—	2.88	05/10/12	(1)
	—	23,000	—	8.61	12/20/16	(2)

	88,978	28,000	—

J. Edward Morley	51,025	—	—	10.00	07/24/07
	15,000	—	—	10.00	01/16/08
	24,000	—	—	2.25	03/23/09
	38,400	—	—	2.84	07/25/10
	20,000	5,000	—	2.88	05/10/12	(1)
	—	23,000	—	8.61	12/20/16	(2)

	148,425	28,000	—

All options granted prior to May 2002 are fully vested and exercisable.

(1) All options will be completely vested by May 10, 2007

(2) Options vest ratably each year commencing on December 20, 2007

Equity Compensation Plan Information at 2006 Fiscal Year End

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Equity compensation plans appoved by securities holders	1,548,428	$6.13	246,274

Equity compensation plans not appoved by securities holders

Total	1,548,428	$6.13	246,274

COMPENSATION OF DIRECTORS

Beginning January 1, 2007, directors who are not employees of the Company will receive an annual retainer of $15,000; independent directors will receive an annual retainer of $20,000. In addition, each member of the Audit and Compensation Committee will receive $10,000 for service on each committee. Each member of the nominating committee will receive $5,000. In addition to the above, the Chairman of the Audit Committee will receive an additional $15,000. Under the current configuration of the committees the Company’s board fees for 2007 are expected to be $215,000. All directors are reimbursed for expenses incurred in attending meetings. Directors who are employees of the Company do not receive additional compensation for such services.

The following table summarizes the compensation paid to the Independent Directors during 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Malcom P. McLean, Jr	7,500	—	—	—	—	—	7,500
				—	—
Greggory B. Mendenhall	7,500	—	—	—	—	—	7,500

Robert P. Burke	27,500	—	—	—	—	—	27,500
				—	—
Peter S. Shaerf	30,000	—	5,842	—	—	—	35,842

Allen L. Stevens	32,500	—	—	—	—	—	32,500
				—	—
Nickel van Reesema	25,000	—	5,842	—	—	—	30,842

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

For the year ended December 31, 2006, our compensation committee:

•	reviewed and discussed the compensation discussion and analysis with our management; and
•	based on this review and discussion, recommended to our board of directors that the compensation discussion and analysis be included in this proxy statement.

COMPENSATION COMMITTEE:
Peter S. Shaerf, Chairman
Robert P. Burke
Nickel van Reesema
Allen L. Stevens

REPORT OF THE AUDIT COMMITTEE

The purpose of the Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is to oversee the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Audit Committee is comprised of Allen L. Stevens, Robert P. Burke, and Peter S. Shaerf, each of who is “independent” under NASDAQ rules. All the committee members are “financially literate,” and the Board of Directors has determined that Mr. Stevens, the committee chair, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission and NASDAQ.

For the year ended December 31, 2006 the Audit Committee:

* retained BDO Seidman, LLP as the Company’s independent public accountants;

* reviewed and discussed the Company’s fiscal 2006 financial statements with management and representatives of BDO Seidman, LLP, the Company’s independent public accountants;

* discussed with BDO Seidman, LLP the matters required to be discussed and received copies of material written communications between BDO Seidman, LLP and management as required by Statement on Auditing Standards No. 61 and Rule 2-07 of Regulation S-X;

* received the written disclosures and the letter from BDO Seidman, LLP and The GriggsGroup, P.A., a member of the BDO Alliance network of firms, as required by Independence Standards Board Standard No. 1; and

* discussed with BDO Seidman, LLP its independence.

Based on the foregoing review, discussions and disclosures, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2006 be included in the Company’s annual report on Form 10-K for the year 2006.

AUDIT COMMITTEE:
Allen L. Stevens, Chairman
Robert P. Burke
Peter S. Shaerf

Principal Accounting Firm Fees

The following table provides information relating to the fees billed or to be billed to the Company for the years ended December 31, 2006 and 2005 by BDO Seidman, LLP, the Company’s independent registered public accounting firm:

	Audit Fees (a)	Audit-Related Fees	Tax Fees	All Other Fees	Total Fees

Fiscal Year 2006	$192,000	—	—	—	$192,000
Fiscal Year 2005	$162,000	—	—	—	$162,000

(a) The aggregate fees and expenses billed by BDO Seidman, LLP (“BDO”) included professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years. Over 50% of the total hours spent by the auditors in carrying out the audit of the Company’s financial statements for the years ended December 31, 2006 and 2005, were spent by the GriggsGroup, P.A., members of the BDO Alliance network of firms. Such members are not full-time, permanent employees of BDO Seidman, LLP.

There are no exceptions to the policy of securing pre-approval of the audit committee for any service provided by our independent accounting firm.

CERTAIN TRANSACTIONS

In 2006, the Company made principal payments totaling approximately $0.8 million and interest payments totaling approximately $0.1 million to Malcom P. McLean Jr., Nancy McLean Parker and Patricia McLean Mendenhall, the spouse of Greggory B. Mendenhall, based on an outstanding debt. The debt owed to these parties arose from a deferred payable due to K Corp. which was transferred to the Estate of Malcom P. McLean prior to the Company’s acquisition of K Corp. in December 2004.

The debt was distributed by the Estate to the parties listed above. The debt has an interest rate of 8.03%. At December 31, 2006, approximately $0.9 million remained payable, and the Company is scheduled to make principal payments of $0.9 million and interest payments totaling approximately $40,000 in 2007 based on this outstanding debt.

From 2001 through 2003, Mr. McCown voluntarily deferred part of his salary and also advanced various amounts to the Company to assist with its liquidity needs. These amounts grew to a total of approximately $330,000 which was repaid without interest in 2004. The company has a policy of requiring all related party transactions to be referred to the Audit Committee for prior approval. The Audit Committee reviews any such transaction and upon its satisfaction that such transaction benefits the Company may approve it. This responsibility is contained in the Audit Committee Charter. During 2006 the Company referred no potential related party transactions to the Audit Committee.

PROPOSAL TO AMEND THE INCENTIVE STOCK PLAN

Introduction

The board of directors has approved, subject to shareholder approval, an amendment to extend the Company’s Incentive Stock Plan (the “Stock Plan”) to July 23, 2012. A copy of the amendment is attached to this Proxy Statement as Appendix B.

Reasons for and Possible Effect of the Amendment

Prior to the board’s extension of the Stock Plan, the plan would have expired on July 23, 2007. The extension of the Stock Plan will allow the continuation of the Company’s policy of providing incentive awards in the form of stock options to eligible employees. These awards provide a means for key employees to increase their personal financial interest in the Company, stimulating the efforts of these employees and strengthening their desire to remain with the Company.

Principal Features of the Stock Plan

The Stock Plan authorizes incentive awards in the form of options to purchase shares of common stock. All present and future key employees of the Company are eligible to receive awards under the Stock Plan. No more than 235,500 shares of common stock may be allocated to awards granted to any employee during any single calendar year. In the event of a stock dividend, stock split, merger or consolidation of shares or similar transaction, the number and type of shares subject to the Stock Plan or subject to outstanding options may be appropriately adjusted.

A committee of the board of directors consisting of at least two outside directors administers the Stock Plan and has the complete authority to determine when to grant awards, which employees are eligible to participate in the Stock Plan, which eligible employees will receive awards, the number of shares to be allocated to each award and the terms and conditions of each award. The committee may impose conditions on the exercise of options, including performance targets and waiting periods, and may accelerate the exercisability of options.

Options to purchase shares of common stock granted under the Stock Plan may be incentive stock options or nonstatutory stock options. The option price of common stock may not be less than 100% (or, in the case of an incentive stock option granted to a 10% shareholder, 110%) of the fair market value of the common stock on the date of the option grant. The value of incentive stock options, based on the exercise price of options that become exercisable for the first time in any calendar year, is limited to $100,000.

If the option so provides, an optionee exercising an option may pay the purchase price in cash, by delivering shares of common stock or by delivering an exercise notice together with instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the option shares to pay the exercise price.

Unless otherwise provided in the terms of the award, no options may be sold, transferred or pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution. All rights granted to a participant under the Stock Plan are exercisable during his or her lifetime only by such participant. In its discretion, the committee may permit a participant to transfer an option without consideration to the participant’s children, grandchildren and/or spouse, or to trusts for the benefit of such family members or other entities of which such family members are the only equity owners.

The board of directors may amend or terminate the Stock Plan at any time, provided that no change will adversely affect any outstanding options without the option holder’s consent. If not sooner terminated by the board, the Stock Plan, as amended, will terminate on July 23, 2012.

Federal Income Tax Consequences

The holder of an incentive stock option generally recognizes no income for federal income tax purposes at the time of the grant or exercise of the option. However, the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax. The optionee generally will be entitled to long term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option, if the shares have been held for more than two years from the date of the option grant and for more than one year after exercise. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise exceeds the applicable exercise price. The Company will not be entitled to an income tax deduction in connection with the exercise of an incentive stock option but will generally be entitled to a deduction equal to the amount of any ordinary income recognized by an optionee upon a disqualifying disposition.

No income will be recognized by a participant at the time a nonstatutory option is granted. The exercise of a nonstatutory stock option will generally be a taxable event that requires the participant to recognize, as ordinary income, the difference between the fair market value of the shares at the time of exercise and the option exercise price. The Company ordinarily will be entitled to claim a federal income tax deduction on account of the exercise of a nonstatutory option equal to the ordinary income recognized by the participant.

Vote Required

The amendment to the Stock Plan will be approved if the votes cast in favor of approval of the amendment exceed the votes cast against approval. Abstentions and broker-non-votes will have no effect on the outcome of the vote.

The board of directors believes that approval of the amendment to the Stock Plan is in the best interest of all shareholders and recommends a vote for the amendment to the Stock Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2007. No representatives from BDO Seidman, LLP are expected to be present at the Annual Meeting or available to make a statement or to respond to questions from shareholders.

PROXY SOLICITATION EXPENSE

The expense of proxy solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mail, solicitation also may be made by telephone, telegraph or personal interview by directors, officers, and regular employees of the Company, none of whom will receive additional compensation for any such solicitation. The Company will, upon request, reimburse brokers, banks, and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS
WITH THE BOARD OF DIRECTORS

Proposals of stockholders must be received in writing by the Secretary of the Company at the principal executive offices of the Company no later than December 31, 2007, in order to be considered for inclusion in the Company’s proxy statement relating to the next annual meeting of stockholders. The persons named in proxies solicited by the Company’s Board of Directors for the next annual meeting may exercise discretionary voting power with respect to any shareholder proposal which is not required to be included in the Company’s proxy statement and which is received later than March 23, 2008.

Stockholders who wish to communicate with the Company’s Board of Directors or with a particular director should send a letter to the Company’s General Counsel, Trailer Bridge, Inc., 10405 New Berlin Road East, Jacksonville, Florida 32226. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” The letter should identify the author as a stockholder and clearly state whether the intended recipients are all members of the board or one or more specified individual directors. The General Counsel will make copies of each such letter and circulate it to the appropriate director or directors.

OTHER MATTERS

The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matters properly come before the Annual Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the views of management.

Each stockholder, whether or not he or she expects to be present in person at the Annual Meeting, is requested to MARK, SIGN, DATE, and RETURN THE ENCLOSED PROXY in the accompanying envelope as promptly as possible. A stockholder may revoke his or her proxy at any time prior to voting.

By order of the Board of Directors,

WILLIAM G. GOTIMER, JR. Executive Vice President, General Counsel and Secretary

Jacksonville, Florida
May 7, 2007

Appendix A

TRAILER BRIDGE, INC.

Audit Committee Charter

This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Trailer Bridge, Inc. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee is responsible for oversight of the quality and integrity of the accounting, auditing, internal control, and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board

The membership of the Committee shall consist of at least three directors who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment. Without limiting the foregoing, each member:

(1) must not have any relationship that disqualifies such person from being deemed independent under Nasdaq Rule 4200(a)(15), and

(2) must qualify as independent under Rule 10A-3, as amended, of the Securities and Exchange Commission.

In addition, no member shall have participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the preceding three years. Each member must be able to read and understand fundamental financial statements, and at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, as required by NASDAQ Rule 4350(d)(2)(A). No audit committee member may directly or indirectly receive any compensation from the Company or any of its subsidiaries other than fees for serving on their boards of directors and their committees.

The Committee shall maintain free and open communication with the independent auditors, the internal auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company’s accounting, auditing, internal control, or financial reporting practices brought to its attention, with full access to all Company books, records, facilities, and personnel. The Committee may retain outside counsel, auditors or other advisors. The Committee is authorized to incur costs, which the Company shall pay, (1) to compensate the independent auditors for the audit and permissible non-audit services authorized by the audit committee, (2) to compensate independent counsel and other advisors engaged by the audit committee, and (3) to pay ordinary administrative costs necessary or appropriate in carrying out the Committee’s responsibilities.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CFO, the lead independent audit partner, and the director of internal audit.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The independent auditors shall report directly to the audit committee, as representatives of the Company’s stockholders. The Committee shall be responsible for:

•

Appointing, compensating and overseeing the independent auditors, including resolving disagreements between the independent auditors and management regarding financial reporting, discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

•	Evaluating the performance of the independent auditors and, where appropriate, replacing such auditors.

•

Pre-approving (1) all audit services, and (2) all non-audit services by the independent auditors that are permitted by Section 201 of the Sarbanes-Oxley Act, except de minimus services not requiring such pre-approval under Section 202 of the Sarbanes-Oxley Act.

•

Establishing procedures for the receipt, retention and handling of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by employees of the Company and its subsidiaries of concerns about questionable accounting or auditing matters.

•

Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take appropriate actions to oversee and satisfy itself as to the auditors’ independence.

•

Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

•	Annually issuing a report to be included in the Company’s proxy statement as required by the rules of the Securities and Exchange Commission.

•

Through the Committee chair, discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company’s Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors.

•

Through the Committee chair, overseeing internal audit activities, including discussing with management and the internal auditors the internal audit function’s organization, objectivity, responsibilities, plans, results, budget, and staffing.

•	Through the Committee chair, discussing with management, the internal auditors, and the independent auditors the quality and adequacy of and compliance with the Company’s internal controls.

•

Through the Committee chair, discussing with management and/or the Company’s general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements and any material reports or inquiries from regulatory or governmental agencies.

•	Reviewing and approving related party transactions.

The Committee’s job is one of oversight. Management is responsible for the preparation of the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

Appendix B

AMENDMENT NO. 3
TO
TRAILER BRIDGE, INC.
STOCK INCENTIVE PLAN

          Pursuant to Section 7.1 of the Trailer Bridge, Inc. Stock Incentive Plan (the “Plan”), the Board of Directors, in order to provide incentive to key employees of the Company and align their interest with those of stockholders, hereby adopts the following amendment to the Plan in order to extend the life of the Plan (all capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan).:

          Section 7.2 of the Plan is hereby amended to read in full as follows:

          Termination. The Plan shall terminate at the close of business on the fifteenth anniversary of the effective date, provided, however, the Board of Directors of the Company shall have the right and the power to terminate the Plan at any time prior thereto. No Option shall be granted under the Plan after such termination, but such termination shall not have any other effect, and any Option outstanding at the time of such termination may be exercised after termination at any time prior to the expiration date of such Option to the same extent such Option would have been exercisable had the Plan not terminated.”

          This Amendment, and all grants of Shares authorized by this Amendment, shall be subject to approval by the stockholders of the Company within 12 months from the date of adoption of this Amendment by the Company’s Board of Directors.

          Except as amended hereby, the Plan shall remain in full force and effect.

          IN WITNESS WHEREOF, this Amendment has been adopted by the Company’s Board of Directors this 16th day of April, 2007

TRAILER BRIDGE, INC.

By:

John D. McCown
Chairman and CEO

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.
1.	Election of Directors:	FOR	Withhold		FOR	Withhold		FOR	Withhold	É

	01 - Robert P. Burke	☐	☐	02 - John D. McCown	☐	☐	03 - Malcom P. McLean, Jr.	☐	☐

	04 - Greggory B. Mendenhall	☐	☐	05 - Peter S. Shaerf	☐	☐	06 - Allen L. Stevens	☐	☐

	07 - Nickel van Reesema	☐	☐

		For	Against	Abstain
2.	To approve the Amendment to the Company’s Stock Incentive Plan.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign your name(s) exactly as it appears hereon. If signing as attorney or for estates, trusts or corporations, title or capacity should be indicated. PLEASE RETURN THIS PROXY PROMPTLY.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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<STOCK#>                         00QAKA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — TRAILER BRIDGE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby appoints JOHN D. MCCOWN and WILLIAM G. GOTIMER, JR., and each of them, proxies with power of substitution to each, to vote and act at the annual meeting of common shareholders of TRAILER BRIDGE, INC. to be held at 1120 Avenue of the Americas, Suite 1503, New York, NY 10036 10:00 a.m. on Wednesday, June 13, 2007, and at any adjournment thereof, on and with respect to the Common Stock of the undersigned, or on and with respect to which the undersigned is entitled to vote or act.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND AT ANY ADJOURNMENT THEREOF.

SEE REVERSE SIDE IMPORTANT - TO BE SIGNED DATED ON THE REVERSE SIDE